EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

           Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (18 U.S.C.
ss.1350),  the  undersigned,  James R. Henderson,  President and Chief Executive
Officer of WebFinancial  Corporation,  a Delaware  corporation  (the "Company"), does hereby certify, to his knowledge, that:

           The Quarterly  Report on Form 10-QSB for the quarter ended  September
30, 2005 of the Company (the "Report")  fully complies with the  requirements of
Section  13(a)  or  15(d)  of the  Securities  Exchange  Act of  1934,  and  the
information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                          /s/ James R. Henderson
                                          ----------------------------
                                          James R. Henderson
                                          President and Chief Executive Officer
                                          November 14, 2005